UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2019

The Kraft Heinz Company

(Exact name of registrant as specified in its charter)

Commission File Number: 001-37482

Delaware	46-2078182
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 456-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	KHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Sale of Notes

On September 25, 2019, Kraft Heinz Foods Company (the “Issuer”), a 100% owned operating subsidiary of The Kraft Heinz Company (the “Guarantor”), completed its previously announced offering of $1.0 billion aggregate principal amount of its 3.750% senior notes due 2030 (the “2030 Notes”), $500 million aggregate principal amount of its 4.625% senior notes due 2039 (the “2039 Notes”) and $1.5 billion aggregate principal amount of its 4.875% senior notes due 2049 (the “2049 Notes” and, together with the 2030 Notes and the 2039 Notes, the “Notes”) in a private offering (the “Offering”). The Notes were sold to qualified institutional buyers pursuant to Rule 144A and to persons outside the United States under Regulation S of the Securities Act.

The Notes were issued pursuant to an Indenture, dated as of July 1, 2015, among the Issuer, the Guarantor and Deutsche Bank Trust Company Americas (as successor to Wells Fargo Bank, National Association), as trustee (the “Trustee”), as supplemented by the Eighth Supplemental Indenture, dated as of September 25, 2019, by and among the Issuer, the Guarantor and the Trustee (the “Eighth Supplemental Indenture”).

The Issuer intends to use the proceeds from the Offering, after deducting the Initial Purchasers’ (as defined below) discounts and related fees and expenses, together with cash on hand, (i) to fund the previously announced tender offer (the “Tender Offer”) to purchase, for cash, up to a maximum combined aggregate purchase price of $2,500,000,000, excluding accrued and unpaid interest (the “Maximum Tender Amount”) of its outstanding 3.500% senior notes due June 2022, 3.500% senior notes due July 2022, 4.000% senior notes due 2023 and 4.875% second lien senior secured notes due 2025 and to pay fees and expenses in connection therewith and (ii) to fund the previously announced conditional partial redemption of $500 million aggregate principal amount of its 2.800% senior notes due 2020. In the event that the Tender Offer is not consummated, or less than the Maximum Tender Amount is tendered, the Issuer intends to use the net proceeds of this Offering for general corporate purposes, which may include the repayment or repurchase of outstanding indebtedness.

The 2030 Notes will mature on April 1, 2030. The 2039 Notes will mature on October 1, 2039. The 2049 Notes will mature on October 1, 2049. Interest on the 2030 Notes will accrue at the rate of 3.750% per annum, interest on the 2039 Notes will accrue at the rate of 4.625% per annum, and interest on the 2049 Notes will accrue at the rate of 4.875% per annum. Interest on the Notes will be payable semi-annually in arrears on April 1 and October 1 of each year, beginning on September 25, 2019. The Notes are guaranteed on a senior basis by Kraft Heinz.

The foregoing description of the Eighth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Eighth Supplemental Indenture and the Form of Note, which are filed hereto as Exhibit 4.1 and 4.2, respectively, and are incorporated by reference herein.

Registration Rights Agreement

In connection with the sale of the Notes, the Issuer and the Guarantor entered into a Registration Rights Agreement, dated as of September 25, 2019 (the “Registration Rights Agreement”), with BofA Securities, Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, for themselves and on behalf of the other initial purchasers (the “Initial Purchasers”) with respect to the Notes. Under the Registration Rights Agreement, the Issuer and the Guarantor have agreed, with respect to the Notes, to file a registration statement with respect to an offer to exchange the Notes for a new issue of substantially identical notes registered under the Securities Act of 1933, as amended, to cause an exchange offer registration statement to be declared effective and to consummate the exchange offer no later than 545 days after September 25, 2019. The Issuer and the Guarantor may be required to provide a shelf registration statement to cover resales of the Notes under certain circumstances. If the Issuer and the Guarantor fail to satisfy these and other obligations contained in the Registration Rights Agreement, additional payments of interest will accrue on the Notes.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed hereto as Exhibit 4.3, and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished with this Current Report on Form 8-K.

Exhibit No.	Description

4.1

Eighth Supplemental Indenture, dated as of September 25, 2019, governing the 3.750% senior notes due 2030, the 4.625% senior notes due 2039 and the 4.875% senior notes due 2049, by and among Kraft Heinz Foods Company, as issuer, The Kraft Heinz Company, as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.2	Form of Note (included as Exhibit A to Exhibit 4.1 filed herewith).

4.3

Registration Rights Agreement, dated as of September 25, 2019, by and among Kraft Heinz Foods Company, a Pennsylvania limited liability company, The Kraft Heinz Company, a Delaware corporation, as guarantor, and BofA Securities, Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the Initial Purchasers.

104	The cover page from The Kraft Heinz Company’s Current Report on Form 8-K dated September 25, 2019, formatted in iXBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: September 25, 2019	By:	/s/ Rashida La Lande
Rashida La Lande
Senior Vice President, Global General Counsel
and Head of CSR and Government Affairs;
Corporate Secretary

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